EXHIBIT 10.13.1

LIST OF EMPLOYEES PARTY TO EMPLOYMENT SEVERANCE AGREEMENT

Each of the individuals identified below is party to an employment severance agreement with TranS1 Inc. in the form included as Exhibit 10.14 to TranS1’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012:

Ken Reali

Joseph Slattery

Stephen Ainsworth

Rick Feiler

Dwayne Montgomery

Mukesh Ramchandani

Stephanie Fitts